EQ ADVISORS TRUSTSM

SUPPLEMENT DATED MAY 22, 2019 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2019, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2019, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the EQ/PIMCO Global Real Return Portfolio (the “Portfolio”):

Information Regarding

EQ/PIMCO Global Real Return Portfolio

Effective immediately, Michael Althof no longer serves as a member of the team that is responsible for the securities selection, research and trading for the EQ/PIMCO Global Real Return Portfolio.

All references to Michael Althof contained in the Summary Prospectus and Prospectus with respect to the Portfolio are hereby deleted in their entirety.